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                                                                 EXHIBIT 99.1
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                  FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP
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                            FORM 10-Q MARCH 31, 2003
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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Fairfield Inn by Marriott Limited Partnership, (the "Partnership"), on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date:  May 15, 2003                                  /s/ Michael L. Ashner
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                                                         Michael L. Ashner
                                                         Chief Executive Officer

Date:  May 15, 2003                                  /s/ Thomas C. Staples
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                                                         Thomas C. Staples
                                                         Chief Financial Officer